Loss Per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Loss Per Share

Note 21 — Loss per Share

Loss per share for the period presented has been determined by dividing the loss attributable to shareholders by the weighted average number of shares outstanding during the period. NewAmsterdam Pharma’s former non-voting ordinary shares and voting ordinary shares are considered to be the same class of equity for purposes of determining the loss attributable per shareholder class per share.

As described in Note 4, Note 19 and Note 20, 17,016,872 NewAmsterdam Pharma shares were exchanged for 36,258,312 Ordinary Shares following the internal reorganization, which reflects the exchange ratio of approximately 2.13. Consequently, the weighted average number of Ordinary Shares outstanding for basic and diluted EPS for the prior periods have been restated as required by IFRS.

	December 31, 2021	December 31, 2020

Shares for basic EPS of NewAmsterdam Pharma	11,325,442	5,000,000
Exchange ratio	2.13	2.13
Adjusted number of shares	24,131,427	10,653,636

The following table sets forth the computation of original and restated basic and diluted loss per share for the year ended December 31:

(In thousands of Euro, except share and per share amounts)	2022	2021	2020

Loss for the year	(78,052)	(28,599)	(5,749)
Weighted average number of ordinary shares - original	81,559,780	11,325,442	5,000,000
Basic and diluted loss per share - original	(0.96)	(2.53)	(1.15)
Weighted average number of ordinary shares - restated	81,559,780	24,131,427	10,653,636
Basic and diluted loss per share - restated	(0.96)	(1.19)	(0.54)

At December 31, 2022, and 2020 2021, outstanding share-based awards (see Note 20) was excluded from the calculation because their impact would be anti-dilutive. At December 31, 2022, 2021 and 2020, the total number of potential ordinary shares excluded amounted to 11,146,861, 4,185,360 and 1,111,115, respectively.